Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas D. Eckert, the President and Chief Executive Officer of Capital Automotive REIT (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K/A for the year ending December 31, 2002 (the “Report”). The undersigned hereby certifies that:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2003	BY: /s/ Thomas D. Eckert Thomas D. Eckert President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Capital Automotive REIT and will be retained by Capital Automotive REIT and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David S. Kay, the Senior Vice President and Chief Financial Officer of Capital Automotive REIT (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K/A for the year ending December 31, 2002 (the “Report”). The undersigned hereby certifies that:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2003	BY: /s/ David S. Kay David S. Kay Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Capital Automotive REIT and will be retained by Capital Automotive REIT and furnished to the Securities and Exchange Commission or its staff upon request.